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                                                                  EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Boyd Gaming Corporation's previously filed Registration Statements File Nos. 33-17941, 33-76484, 33-85022.


ARTHUR ANDERSON, LLP

New Orleans, Louisiana
November 13, 1997



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